SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                           FORM 8-KSB


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934




           July 23, 1996


                        (Date of Report)




 Famous Sam's Group, Inc.

                 (Exact name of registrant as specified in its charter)




              Nevada


         (State or other jurisdiction of incorporation)



                                        0-24736
                                  88-0361701

                       (Commission File Number)
  (IRS Employer Identification
Number)


                                                      8351 East
Broadway, Tucson, AZ  85710

  (Address of principal executive offices including zip code)


           (602) 296-1110

      (Registrant's telephone number including area code)



 U.S. Flywheel Systems, Inc.

  (Former name or former address, if changed since last report)

Item 1.  Change in Control of Registrant.

Acquisition of Famous Sam's Franchise Corporation as a Wholly-Owned
Subsidiary:

In May, 1996, Famous Sam's Group, Inc., a Nevada corporation (the "Company"), which was
formerly a
California corporation known as U.S. Flywheel Systems, Inc., entered into a letter of intent with
Famous Sam's
Franchise Corporation, an Arizona corporation ("Famous Sam's"), which was followed on
May 17,
1996, by a
formal agreement (the "Reorganization Agreement").  Pursuant to the
Reorganization
Agreement,
the Company
agreed to acquire all of the outstanding capital stock of Famous Sam's in exchange for
700,000
post-split shares
of Common Stock. Prior to closing under the Reorganization Agreement, the Company was required to (i) change its name, (ii) change its domicile, (iii) reverse split its Common Stock, (iv) bring itself current in the filing of its reports with the U.S. Securities and Exchange Commission, (v) file all of the reports required by federal and state regulatory and taxing authorities, (vi) transfer all assets in trust for the benefit of its shareholders and
(vii) satisfy
all liabilities. Famous Sam's, under the Reorganization Agreement, was required, prior to closing, to either produce a balance sheet as of a recent date showing that, after closing, the Company, on a consolidated basis with
Famous Sam's, had assets of $4,000,000 or more and a net tangible book value of at least
$2,000,000,
or, in the
alternative, produce a business plan which reasonably allowed for the foregoing within one year after closing.
The latter of these alternative was met. Famous Sam's was further required under the
Reorganization
Agreement
and prior to closing to provide audited and unaudited financial statements allowing for compliance by the
Company following closing with the rules and regulations of the Commission. These were also provided.

Due to the full and timely compliance with the foregoing conditions precedent, the closing occurred on July 23,
1996, pursuant to the mutual instruction of the Company and Famous Sam's. The closing resulted in the issuance of an additional 700,000 shares of the "restricted" common stock of the Company to Gerald and
Sandra Ross,
as well as the appointment of a new board of directors and executive officers of the
Company.

New Directors and Executive Officers:

The following table sets forth all current directors and executive officers of the Company and
Famous
Sam's, as
well as their ages:


    NAME              AGE                POSITION WITH COMPANY AND
FAMOUS SAM'S
(1)

Gerald Ross (2)      62             Director, President and Chief
Executive Officer of the
Company,
                                              and Director, Chief
Executive Officer and President of Famous
Sam's

Sandra Ross (2)      56            Director, Chief Financial and
Accounting Officer, Treasurer
and
                                               Secretary of the
Company and Director, Treasurer and
Secretary
                                               of Famous  Sam's

Thomas Van Buskirk    48       Director of the Company and
Vice-President of Famous Sam's

Robert Plotkin              42       Director of Beverage
Management and Training Coordinator
of
                                                 Famous Sam's

John King                  45          Systems Analyst and
Construction Project Coordinator for
Famous
                                                  Sam's

(1) No current director has any arrangement or understanding whereby they are or will be selected as a director or nominee.
(2) Mr. and Mrs.  Ross are husband and wife.

The executive officers will hold office until the next annual meeting of shareholders and until his or her successor has been duly elected and qualified. All officers are elected by the Board of Directors at its annual meeting immediately following the shareholders' annual meeting and hold office until their death or until they earlier resign or are removed from office. There are no written or other contracts providing for the election of directors or term of employment of executive officers, all of whom serve on an "at will" basis.

The Board of Directors currently consists of three members, Mr. and Mrs. Ross and Mr. Van
Buskirk.  The
Company did not, as of the date of this report, have any standing audit, nominating or compensation committees, or any committees performing similar functions, although a compensation committee will be formed concurrent with the adoption of the incentive stock option plan discussed below. The board will meet periodically throughout the year as necessity dictates.

Profiles of Directors and Executive Officers:

Gerald Ross is a founder of Famous Sam's, and has been a director and the President and
Chief
Executive
Officer of the corporation since its inception on February 11, 1987. He became a director and the
President and
Chief Executive Officer of the Company on July 23, 1996, concurrent with its acquisition of Famous
Sam's.
Prior to founding the Company, Mr. Ross acquired Sam's Tavern in Tucson, Arizona, and from this bar and restaurant developed the current prototype of the concept which Famous Sam's is now franchising.
He has over
25 years' experience in the bar and hospitality industry. Mr. Ross received a Bachelor's
Degree in
Theatre Arts
from the University of Arizona in Tucson, Arizona, in 1956.

Sandra Ross is also a founder of Famous Sam's, and has been a director and the Treasurer
and
Secretary of the
corporation since its inception.  She became a director and the
Chief Financial and
Accounting
Officer, Treasurer
and Secretary of the Company on July 23, 1996.   Mrs.  Ross has
over 20 years of experience
in the
area of her
responsibilities with the Company and Famous Sam's. She previously served as President of the
Tucson,
Arizona, chapter of the B'nai B'rith National woman's organization.

Thomas Van Buskirk has been employed by Famous Sam's since June, 1993, and currently serves as
Vice-President. He became a director of the Company on July 23, 1996. In his capacity as
Vice-President, Mr. Van
Buskirk oversees all aspects of Famous Sam's franchise operations. From May, 1991, through
November, 1995,
Mr. Van Buskirk purchased, opened, operated and then sold a Famous Sam's franchise in
Tucson.
Prior to May,
1991, Mr. Van Buskirk was a consultant to the restaurant industry, and he also owned, operated and/or developed several other independent and franchised restaurants. He has over 20 years of experience in his current capacities with Famous Sam's.

Robert Plotkin has been employed by Famous Sam's since November, 1993, as the Director of
Beverage
Management and as the Training Coordinator. Mr. Plotkin has over 20 years of experience in the hospitality industry, and previously owned and directed a state accredited vocational school which taught bar tending. He is presently, and has been since 1988, the editor and owner of P.S.D. Publishing Company, which offers a number of books and other publications, including, by way of example,"The Professional Guide to
Bartending." Mr.
Plotkin is also a nationally syndicated columnist for 43 trade journals in the hospitality area.
He has
also served
as a National Director of the American Bartender's Association and has conducted numerous lectures on beverage management.


John King has been employed as Systems Analyst and Construction Project Coordinator for
Famous
Sam's since
1989. In the first of these capacities, he oversees all in-house computer equipment and their maintenance, and is responsible for polling sales information on a daily basis from each franchisee. In addition, Mr.
King acts as
a programmer/analyst and creates custom applications when and as necessary. In the second of these capacities,
Mr. King coordinates the development of the physical facility for each new franchise. This encompasses all phases of development, including construction and the purchase of equipment and fixtures.
Mr. King
has
approximately 19 years of experience in these areas. Mr. received an Associates of
Electronics from
Pima
Community College in Tucson, Arizona, in 1988.

Present Security Ownership of Management and Certain Others:

Based upon information which has been made available to the Company by its stock transfer agent, the following table sets forth, as of the close of business on July 23, 1996, the shares of Common Stock owned by each current director, by directors and executive officers as a group and by each person known by the
Company
to own more
than 5% of the outstanding Common Stock:

Title of Class               Name and Address           Number of
Shares      Percent of Class (1)
                                   of Beneficial Owner

Common Stock           Gerald and Sandra Ross (2)
700,000                         70%

Directors and Executive Officers as a Group
700,000                         70%
 (one in number):

(1) Based on approximately 1,000,000 shares of common stock issued and outstanding on
July 23,
1996.
(2) These shares are owned by Mr. and Mrs. Ross as joint tenants with rights of survivorship.

Present Capital Structure:

The Company's equity capitalization consists of two classes of stock, common and preferred.
 There
are
10,000,000 shares of Common Stock, par value $.001 per share, and 1,000,000 shares of
Preferred
Stock, par
value $.01 per share, which are authorized to be issued.

All outstanding shares of Common Stock are fully paid for and nonassessable. A holder of
Common
Stock is
entitled to one vote per share on all matters submitted for action by the stockholders. A quorum for the transaction of business at any meeting of the holders of Common Stock is one-third of the shares outstanding.
All shares of Common Stock are equal to each other with respect to the election of directors;
therefore, the holders
of more than 50% of the outstanding Common Stock present at a meeting at which a quorum is present and at which directors are being elected can, if they choose to do so, elect all of the directors. Thus, the holders of as little as 16.51% of the outstanding Common Stock could elect directors. The terms of the directors are not staggered. Directors are elected annually to serve until the next annual meeting of stockholders and until their successor is elected and qualified. There are no preemptive rights to purchase any additional shares of Common
Stock or other securities of the Company, nor is cumulative voting applicable to the election of the
Board of
Directors. The shares of Common Stock have those dividend rights prescribed by the laws of the
State of
Nevada, are not convertible into any other security, do not have sinking fund provisions applicable to them and are not subject to redemption or to any restrictions on transfer.

As of July 23, 1996, the transfer ledgers maintained by the Company's stock transfer agent, including individual participants in security position listings, indicated that there were approximately 1,000,000 shares of
Common
Stock issued and outstanding. There were held approximately 2,218 shareholders on that date.

The Articles of Incorporation vest the Board of Directors with the authority to divide the
Preferred
Stock into
series and to fix and determine the relative rights and preferences of the shares of any preferred series established to the full extent permitted by the laws of the State of Nevada and the Articles of
Incorporation with
respect to,
among other things, (a) the number of shares to constitute a series and the distinctive designation thereof, (b) the rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividends begin accruing, (c) whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption, (d) the liquidation preferences payable in the event of involuntary or voluntary liquidation, (e) sinking fund or other provisions, if any, for the redemption or purchase of shares, (f) the terms and conditions upon which shares may be converted, if convertible, and (g) voting rights, if any. The Company, as of July 23, 1996, had no Preferred Stock outstanding.

There are no issued or outstanding options, warrants or calls entitling any person to purchase any shares of
Common Stock or other securities of the Company.

On July 29, 1996, the Company plans to adopt an Incentive Stock Option Plan (the "Plan") for the benefit of all employees of the Company and its subsidiaries. The plan will be administered by a committee formed by members of the Board of Directors. The Plan may issue options to acquire up to 500,000 shares of
Common
Stock to eligible employees at the fair market value for the stock at the date of grant. Neither the grant to or exercise of the option by an employee will be subject to taxation. Correspondingly, no deduction accrues to the
Company for the grant or exercise of an option. The shares acquirable upon exercise of an option will be registered under the Securities Act. The term of the Plan will expire on July 29, 2007.

Fidelity Transfer Company, 1800 South West Temple, Suite 301, Salt Lake City, Utah 84115 has been engaged by the Company to serve as the transfer agent for the Common Stock.

No dividends have been declared on the Common Stock by the Company since inception, and no dividends are planned in the foreseeable future; however, there are no restrictions at present on the declaration or payment of dividends.

Business of Famous Sam's:

Number of Master and Direct Franchises. Famous Sam's Franchise Corporation was founded on
February
11, 1987, by Gerald and Sandra Ross, and began franchising in November of that year.
Presently,
Famous Sam's
is the largest franchisor of the family-oriented neighborhood and sports bar concept in
Arizona, with
28
franchises in Arizona, which include eleven in the Tucson metropolitan area, nine in the
Phoenix
metropolitan
area, one in Marana, one in Yuma, one in Sierra Vista, one in Nogales, and one in Casa
Grande.  The
first
franchise outside of Arizona will open on July 24th in Albuquerque, New Mexico.
Presently, there
are 29
Famous Sam's franchises, 26 of which are in operation and three of which are in the site selection and/or development process.

In March of 1995, Famous Sam's sold a master franchise to the Phoenix, Arizona, metropolitan area, which allows the master franchisee to sell franchises in that geographical area until March of 2000.
As of
the date of
this report eleven franchises under this agreement had been sold, with eight now being in operation.
This
franchisee is required to sell a minimum of 20 franchises during the five year period ended
March,
2000.

Marketing and Sales Focus. Famous Sam's is now focusing its marketing in Arizona and
New
Mexico, with
immediate plans to expand to Southern California, through the use of (i) master franchises to develop multiple locations in major metropolitan areas and (ii) direct franchise sales in the smaller towns.
Each master
franchise
encompasses the right to sell up to and/or no less than a negotiated number of franchises within the master franchised area during a specified period of time. The master franchisee then licenses individual stores to independent franchisees and is ultimately responsible for the support of his territory. In turn, Famous
Sam's
supports the master franchisee. Master franchises provide Famous Sam's with two sources of revenue: (i) a one-time master franchise fee; and (ii) ongoing royalty payments based on sales of food and beverages in the area.
Franchises sold directly by Famous Sam's also provide two sources of revenue: (i) a one-time franchise fee; and
(ii) ongoing royalty payments based on sales of food and beverage. Famous Sam's is called upon in all instances to provide store development services, including site selection, training and ongoing business expertise.
Marketing and advertising services on behalf of the franchisees are provided in a cooperative effort by the master franchisee and Famous Sam's when a master franchise is involved, and solely by Famous
Sam's when
no master
franchise is involved. Ultimately, however, the franchisee is in business for himself, and the system which
Famous Sam's employs allows for the independence of the franchisee to be creative and innovative in meeting the needs of the local customers. The corporate motto is "With Famous Sam's, you are in business for yourself, but not by yourself." Famous Sam's also provides franchisees with group purchasing power in their food, beverage and other sales areas.

The Franchise Concept. The Famous Sam's franchise provides a no frills, good value, family and neighborhood meeting place which serves alcohol responsibly. The principal focus is on blue collar working people, young professionals and young families, all of whom are typically located in suburban areas and smaller towns.

Famous Sam's features a full bar of alcoholic beverages, a wide variety of beer and wine, a substantial food menu, including hot and cold sandwiches, salads, burgers, limited entrees and, in some locations, pizza.
Beverages and food are moderately priced and are prepared using recipes and procedures developed by Famous
Sam's. Entertainment includes sporting events on the big screen, pay-per-view (which may include the exclusive, city-wide broadcast of major boxing events), live music, and a billiards and dart room, among other forms of entertainment. Also, an in-house graphics department at Famous Sam's allows each franchisee to purchase and sell Famous Sam's shirts, T-shirts, caps and other miscellaneous merchandise, and allows the individual production for each franchisee of promotional point-of-sale items such as banners and posters.

Properties:

The Company, as of the date of this report, owned no real or personal property, tangible or intangible, other than its ownership of all of the issued and outstanding common shares of Famous Sam's.
Conversely, the
Company
had no liabilities which had not either been paid in their entirety or fully provided for.

Famous Sam's presently leases its offices from Gerald Ross, a director and executive officer of the
Company and
Famous Sam's, at what management believes is a competitive commercial rate. The facility houses the executive offices of the Company and of Famous Sam's and the training facilities of Famous Sam's.
The
premises
encompass 12,000 square feet, of which 9,000 are being used by the Company and Famous
Sam's for
executive
offices and 3,000 of which are being used as the training center. These offices are located at 8351
E.  Broadway,
Tucson, Arizona 85710.  The telephone number at this address is
(520) 296-1110.

Item 2.  Acquisition or Disposition of Assets.

See Item 1, above.

Item 3.  Bankruptcy or Receivership.

Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

Not Applicable.

Item. 5.  Other Events.

None.

Item 6.  Resignation of Registrant's Directors.

Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.




                         ROBERT E. HINSKE
                   Certified Public Accountant
               4626 East Fort Lowell Road, Suite A
                      Tucson, Arizona  85712
            (520) 795-7195         FAX (520) 795-1202

                   Independent Auditor's Report

Board of Directors
Famous Sam's Franchise Corporation
Tucson, Arizona

I have audited the accompanying balance sheets of Famous Sam's
Franchise Corporation as
of
December 31,
1995, 1994 and 1993, and the related statements of operations and retained earnings (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management.
My
responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Famous Sam's Franchise Corporation as of December 31, 1995,
1994 and
1993, and the
results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

/s/ Authorized Representative
Tucson, Arizona
June 10, 1996





                FAMOUS SAM'S FRANCHISE CORPORATION

                         TUCSON, ARIZONA











                   AUDITED FINANCIAL STATEMENTS

      For the years ending December 31, 1995, 1994 and 1993









                        ROBERT E. HINSKE
                  Certified Public Accountant
              4626 East Fort Lowell Road, Suite A
                     Tucson, Arizona  85712

FAMOUS SAM'S CORPORATION
Balance Sheet
December 31, 1995, 1994, and 1993



1995                         1994                     1993
                                ASSETS

Current Assets:
  Cash                                                       18,413
                    $23,896                 $14,228
  Accounts receivable - Note 3                  69,101
           42,760                   36,074
  Current portion - notes receivable             8,829
           13,746
  Prepaid expenses                                       4,255
                   17,972

         Total current assets                         91,769
                  93,457                  64,048

Fixed assets (at cost):
  Furniture, equipment and leasehold
    improvements                                     107,226
                 75,304                   74,662
  Less accumulated depreciation                68,258
          58,781                   48,723

  Net fixed assets                                       38,968
                    16,523                   23,939

Other assets:
  Trademark, logos and
    franchise improvements - Note 5           1,178
            3,554                    5,931
Notes receivable
                                                      7,276
Loans to related parties - Note 4
               124,718                113,718
Deposits and other assets                        93,702
                 1,890                       645

         Total other assets                           94,880
                  130,162                127,570


$225,617                       $240,142              $217,557

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Current portion of long-term debt - Note 6  $19,619
   $30,169                $37,497
    Accounts payable and accrued expenses       34,202
      62,500                   8,750
  Deferred franchise fees                                   37,500
                 69,836                 32,786

         Total current liabilities
91,321                  162,505                 79,033

Long-term debt - Note 6                                173,893
             118,732               160,066

Contingencies - Note 10




Stockholders' equity:
  common stock, $10 par value,
    1,000,000 shares authorized,
    200 shares issued and outstanding     2,000
   2,000                         2,000
Retained earnings (deficit)                 (41,597)
     (43,095)                   (23,542)

     Total stockholders' equity             (39,597)
     (41,095)                   (21,542)

                                                       $225,617
               $240,142                   $217,557






























See notes to the financial statements.
FAMOUS SAM'S CORPORATION
Statements of Cash Flows
For the Years Ended December 31, 1995, 1994 and 1993


  1995                     1994                   1993

Cash Flows Provided (Used) by Operations:
  Net income (loss)                                      $1,498
            ($19,553)               $1,104
  Adjustments to reconcile net income to
    net cash provided by operating activities:
  Depreciation and amortization                   11,854
         12,435                 15,257
  Changes in assets and liabilities:
    (Increase) in accounts receivable             (26,341)
         (6,686)                (2,357)
    (Increase) decrease in prepaid expenses    13,717
    (17,972)
    Increase (decrease) in accounts payable
      and accrued expenses                              4,033
               (7,328)                16,475
    Increase (decrease) in deferred revenues (25,000)
     53,750
Net cash provided by operating activities    (20,239)
     14,646                30,479

Cash Flows Provided (Used) for Investing Activities:
   Repayments of loan to franchisee               8,829
         12,193                   11,037
   Acquisition of fixed assets                      (31,922)
                 (642)                  (2,496)
   Payment of deposits                                (91,812)
               (1,245)
   Loans to related parties                          (7,483)
               (11,000)               (43,208)

Net cash used for investing activities       (122,388)
           (694)                (34,667)

Cash flows Provided (Used) for Financing Activities:
   Additional borrowings-long-term debt  226,665
     87,000                  55,000
   Principal repayments-long-term debt     (89,521)
      (91,284)               (37,705)
Net cash provided (used) for
   financing activities                                137,144
                   (4,284)                  17,295

Net increase (decrease) in cash                 (5,483)
              9,668                   13,107

Cash - beginning of year                           23,896
              14,228                    1,121

Cash - end of year                                   $18,413
               $23,896                $14,228

Summary of non-cash investing and financing activities:

   Effective December 31, 1995, the company and the shareholders agreed to offset the note receivable from the shareholders in the amount of $132,201 against the notes payable to the shareholders in the amount of $246,269 (Note 6).
See notes to the financial statements.
FAMOUS SAM'S CORPORATION
Statements of Operations and Retained Earnings (Deficit)
For the Years Ended December 31, 1995, 1994 and 1993


1995                     1994                   1993

Revenues:
  Franchise fees                                    $141,240
         $77,500                $12,500
  Franchise Royalties                              446,315
       366,817                 324,229
  Advertising fees                                   104,757
           94,827                   87,467
  Entertainment fees and other income    111,262
82,001                  16,341

         Total revenues                              803,574
          621,144               440,537

Expenses:
  Advertising and promotion                 222,975
   145,232              120,257
  Salaries and wages                              183,845
        157,702             103,972
  Office expenses                                  152,491
         116,977                66,637
  Rent                                                    52,338
                  52,798                39,075
  Professional fees                                 49,126
             24,617                 5,695
  Insurance                                            39,738
                37,566               22,830
  Interest expense                                  26,595
             22,209              20,656
  Legal and accounting                          21,483
         25,043              35,096
  Commissions                                      21,000
            32,316
  Payroll taxes                                       17,092
               13,803                9,642
  Depreciation and amortization            11,854
     12,435              15,257

         Total expenses                          798,537
          640,698              439,117

  Income (loss) before taxes and
    extraordinary item                              5,037
           (19,553)                1,420

Income taxes - Note 8                         4,472
                                        316

        Income (loss) before
           extraordinary item                        565
           (19,553)                 1,104

Extraordinary item-tax benefit from
   utilization of net operating loss            933

          Net income (loss)                       1,498
         (19,553)                 1,104

Retained earnings (deficit):
    Beginning of year                         (43,095)
       (23,542)               (24,646)

    End of year                                ($41,597)
        ($43,095)            ($23,542)

See notes to the financial statements.
FAMOUS SAM'S FRANCHISE CORPORATION
Notes to Financial Statements
December 31, 1995, 1994 and 1993

1.  Organization

Famous Sam's Corporation was incorporated in Arizona on February
11, 1987.  Its principal
business
activity
is the sale of "Famous Sam's" restaurant/bar franchises. The corporation's offices are located in
Tucson, Arizona.
In August, 1994, the name of the company was changed to Famous
Sam's Franchise
Corporation.

The shareholders of Famous Sam's Franchise Corporation own several businesses. None of these business entities have been combined in the accompanying financial statements.

2.  Summary of Significant Accounting Principles

Revenue recognition - Franchise agreements outline the contractual obligations of both the franchisee and franchiser including compensation to Famous Sam's Franchise
Corporation for the
authorization to
operate a
Famous Sam's restaurant/bar, and for the use of trademarks.

Franchise fees - These fees are paid as a purchase price for the right to operate a Famous
Sam's
franchise.
Prospective franchisees are evaluated and initial requirements for purchase of the franchise, such as the acquisition of a liquor license and the franchisee's financial condition are evaluated prior to receipt of the franchise fee. The franchise fee covers primarily the cost of leasing, training and leasehold improvements. The fee is generally nonrefundable. The franchiser may terminate an agreement because of difficulties in establishing the franchise, such as the inability to obtain a suitable location or obtain a liquor license.
When the
franchiser
terminates an agreement under these conditions, 50% of the fees are nonrefundable. The fee is generally recognized as income in the period received, however, where significant franchise terms have not been finalized, the refundable portion of the fee is deferred.

Royalties and advertising fees - Royalties and advertising fees are computed on a percentage of the franchisee's gross liquor, food and beverage sales. These fees are remitted monthly and are recognized as income in the same period as the franchisee sales.

Property and equipment - Property and equipment is recorded at cost. Depreciation is provided on the straight-line method over the estimated useful lives of the assets, which range from five to seven years.

Income taxes - Deferred income taxes are provided to give effect to timing differences between pretax accounting income and net taxable income for Federal income tax reporting purposes. There were no significant difference between pretax accounting income and net taxable income for the years ended December 31,
1995,
1994 and
1993.

Other assets

Trademarks - The cost of registering and developing trademarks and logos is capitalized and amortized over a period of five years. Costs to modify basic trademarks and logos for specific advertising campaigns are expensed as incurred.


Franchise improvements - Amounts contributed by Famous Sam's for improvements to existing franchises are capitalized and amortized over a period of five years. Costs to start-up new franchises are expensed in the period in which they are incurred.

3.  Accounts receivable

Accounts receivable at December 31 are summarized as follows:

                                            1995              1994
        1993

          Franchise royalties
$51,449         32,489         28,808
          Advertising fees                         11,202
8,343          6,317
          Miscellaneous reimbursements                      6,450
        1,928            949

               Total                                       $69,101
      42,760      36,074

 _______         ______         ______

4.  Advances to related parties

During the year ended December 31, 1993, the Company made cash advances to and payments on behalf of the shareholders and various entities owned by the shareholders. None of these transactions included terms for repayment or for the payment of interest. Since these payments were made in cash, no imputed interest has been included in the financial statements. The balance of these advances was $113,718 at
December 31,
1993.
Effective January 1, 1994, these advances, and an additional advance of $11,000 were converted to a note receivable. This note was due on demand and bore interest at the rate of 6% per year.
Effective
December 31,
1995, the shareholders and the company agreed to offset the balance of this note and accrued interest, in the amount of $132,201, against the balance of the loans from the stockholders (Note 6).

5.  Other Assets

Other assets include capitalized costs for registration and development of trademarks and logos, as well as voluntary contributions by Famous Sam's Franchise Corporation for improvements to existing franchises. These costs are summarized as follows:


  1995              1994                1993

          Trademark and logos                       $10,836
    10,836             10,836
          Franchise improvements                     11,883
    11,883             11,883

 22,719            22,719             22,719
          Accumulated amortization                 21,541
   19,165             16,788

               Net other assets                            $ 1,178
            3,554              5,931

_______           ______            ______





6.  Long-term debt

Long-term debt at December 31 is summarized as follows:


    1995                 1994                 1993

Notes payable to relatives of
the stockholders, bearing
interest at the rate of 10%
annually, interest only
payments of $583 monthly, until
January, 1998, unsecured                          $70,000
    45,000               45,000

Note payable to individuals,
bearing interest at the rate of
10% annually, payments of $3,936
monthly, including interest,
until October, 1995 at which
time the remaining balance is
due, unsecured                                            75,027
         147,040                ------

Note payables to stockholders,
interest at the rate of 10%
annually, payments of $2,410
monthly including interest
through December, 2000,
unsecured (Note 4)                                   114,270
       68,451                  ------

Capital lease obligation, interest
at the rate of 18.53% annually,
payable in monthly installments of
$242 through December, 2000,
secured by telephone equipment                  9,242
     ------                  ------

Note payable to former franchisee,
interest at the rate of 10%
annually, payable in monthly
installments of $879, until
January, 1994, unsecured
                                      812

193,512               188,568         192,852
     Less current portion                               19,919
            69,836            32,786
          Net long-term debt                         $173,893
        118,732          160,066

________             ________           _______

The following is a summary of maturities of long-term debt:



Year ended December 31,

1996       $19,619
1997         21,800
1998      94,236
1999      26,956
2000      30,901

Effective December 31, 1995, the relatives of the shareholders entered into agreements to modify the terms of their notes, to extend the maturity date of the notes to January 1, 1998 from September,
1996.  All
other terms
of the notes remained unchanged.

7.  Lease obligations

The Corporation leases its offices from the sole shareholder on a month to month basis.
During the
year ended
December 31, 1995 the amount of the lease payment was equal to the amount required by the
stockholder to
repay the loans on the building.  The amount of the annual rent payments were $48,859,
$42,546 and
$31,517
in 1995, 1994 and 1993, respectively.

The Corporation also leases equipment and vehicles under the terms of operating leases.
Monthly
lease payments
totaled $13,660, $10,252 and $2,544 in 1995, 1994 and 1993,
respectively.  Future payments
under
this lease
will be $11,501, $7,738, $2,496, $2,496 and $1,248 in 1996, 1997,
1998, 1999 and 2000,
respectively.  Other
equipment is leased on a short term basis, as needed by the company.

The company also leases a telephone system under the terms of a capital lease. The following is an analysis of this equipment:

          Furniture and equipment
$9,437
          Less accumulated amortization                      1,011

           $8,426

          ______

The following is a schedule, by years, of future minimum lease payments under this lease:

          Year ending
          December 31,                             Amount
          1996                                          $2,904
          1997                                            2,904
          1998                                            2,904
          1999                                            2,904
          2000                                             2,420
                                                             14,036

Less amount representing  interest           4,794

$9,242
                                                         _________


Amortization of the equipment has been included in depreciation expense in the accompanying financial statements.

8.  Income taxes

There are no significant differences between the normally expected income tax expense and the actual
income
tax expense, other than the effect of the state income taxes for the years ended December 31,
1994
and 1993.
The following is a reconciliation of the normally expected income tax expense, computed by applying the expected Federal tax rate of 15% to pretax accounting income, and the actual income tax expense for the year ended December 31, 1995:

          Normally expected tax expense
$  756
               Non-deductible expenses for
                 Federal income tax purposes
   2,291
               State income tax, net of Federal
                 income tax benefit
          1,425
          Actual income tax expense
   $4,472

                   ______

Components of income tax expense are as follows:


1995                 1994                1993

               Federal income taxes                $2,795
        -                      192
               State income taxes                     1,425
          -                       121


$4,472                  -                      316

______                ___                 _____

9.  Related party transactions

During 1993, the shareholders of Famous Sam's Franchise Corporation and the original
Famous Sam's
bar and
restaurant agreed to separate their business investments. As a result of this agreement, each of the shareholders became the sole shareholder of one of the corporations. This transaction had no effect on the financial statements of the company.

As described in Note 6, various relatives of the shareholders have made cash advances to the corporation. During
1996, an additional $55,000 was loaned to the corporation by these individuals. The terms of these notes were modified in June, 1996, to be effective on the date of the advances, to extend the due dates to January
1, 1998.
All other terms and conditions of the notes were unchanged.

In January, 1996, the company moved its corporate offices and training facilities to a new building.
This building
is owned by the shareholders of the corporation. The corporation began paying rent on this building in January,
1996.

As described in Note 10, the corporation has guaranteed various personal loans of the shareholders.


10. Contingencies

Basic disclosure document - Pursuant to Federal Trade Commission Rules and Regulations, franchisers are required to deliver a Basic Disclosure Document to all prospective franchisees which includes certain information about the franchiser, its officers and its operations, as well as certain financial statements.
Between
the period
April 1, 1993 and September 1, 1994, Famous Sam's Franchise Corporation distributed Basic
Disclosure
Documents to prospective franchisees that did not contain all required financial statements.
The
Federal Trade
Commission can impose penalties for failure to comply with this requirement. To date, no penalties have been assessed or threatened.

Loan guarantees - The corporation was a guarantor of three loans made by relatives of the shareholders to the shareholders, personally. The proceeds of these loans were used to acquire the building which was used for the corporate offices through December, 1995. These loans called for combined monthly payments of
$1,337,
including interest at the rate of 10% annually, matured in December, 1995 and were unsecured. The total outstanding balance of these notes was $28,964 at December 31, 1993. These loans were repaid in full during
1994.

11. Deposits

As described in Note 10, the company moved its offices and training facility into a new building in
January, 1996.
The costs of improvements made to this building by the company and deposits for furniture and equipment have been recorded as deposits at December 31, 1995. These deposits totalled $91,536 at
December 31,
1995.  The
balance of this account consisted of security deposits for equipment under operating leases
(Note 7)
and utilities,
in the total amount of $2,166.
























                       FINANCIAL STATEMENTS

                          March 31, 1996




                         ROBERT E. HINSKE
                   Certified Public Accountant
               4626 East Fort Lowell Road, Suite A
                      Tucson, Arizona  85712
           (520) 795-7195           FAX (520) 795-1202





Board of Directors
Famous Sam's Franchise Corporation
Tucson, Arizona


I have compiled the accompanying balance sheet of Famous Sam's
Franchise Corporation
as of March
31, 1996,
and the related statements of operations and retained earnings
(deficit) and cash flows for the
three
months then
ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American
Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. I have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.





June 18, 1996

FAMOUS SAM'S CORPORATION
Balance Sheet
March 31, 1996
(See Accountant's Compilation Report)

ASSETS

Current Assets:
    Cash
                                        $17,846
    Accounts receivable
                                 66,129
    Prepaid expenses
                                       412
         Total current assets
                                  84,387

Fixed assets (at cost):
    Furniture, equipment and leasehold improvements
              233,214
    Less accumulated depreciation
                            76,188
          Net fixed assets
                                   157,026

Other assets:
    Trademark, logos and
         franchise improvements - Note 5
                              785
     Deposits and other assets
                                 2,165
         Total other assets
                                      2,950


                                          $244,363

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Current portion of long-term debt - Note 6
                    $20,489
     Accounts payable and accrued expenses
                      35,856
      Deferred franchise fees
                                  25,000
         Total current liabilities
                                    81,345

Long-term debt - Note 6
                           189,549

Contingencies - Note 10

Stockholders' equity:
    Common stock, $10 par value,
         1,000,000 shares authorized,
         200 shares issued and outstanding
                           2,000
      Retained earnings (deficit)
                              (28,531)

           Total stockholders' equity
                              (26,531)

Total Liabilities and Stockholder's Equity
                       $244,363

See notes to the financial statements.

FAMOUS SAM'S CORPORATION
Statement of Operations and Retained Earnings (Deficit)
For the Three Months Ended March 31, 1996
(See Accountant's Compilation Report)

Revenues:
   Franchise fees
                                 $21,750
   Franchise royalties
                               140,640
   Advertising fees
                                  28,902
   Entertainment fees and other income
                      20,853

        Total revenue
                                 212,145

Expenses:
   Advertising and promotion
                           47,003
   Salaries and wages
                                53,463
   Office expenses
                                  32,606
   Rent
                                        14,678
   Professional fees
                                   13,359
   Insurance
                                     10,688
   Interest expense
                                    5,555
   Legal and accounting
                                2,700
   Payroll taxes
                                      5,379
   Depreciation and amortization
                           8,322
        Total expenses
                                193,753

           Income before taxes
                               18,392

Income taxes - Note 8
                               5,325

         Net income
                                  13,067

Retained earnings (deficit):
    Beginning of year
                              (41,598)

     End of year
                              ($28,531)

See notes to the financial statements.
FAMOUS SAM'S CORPORATION
Statement of Cash Flows
For the Three Months Ended March 31, 1996
(See Accountant's Compilation Report)

Cash Flows Provided (Used) by Operations:
   Net income (loss)
                                            $13,067
   Adjustments to reconcile net income to
    net cash provided by operating activities:
       Depreciation and amortization
                                       8,322
    Changes in assets and liabilities:
         Decrease in accounts receivable
                                       2,972
         Decrease in prepaid expenses
                                        3,843
         Increase in accounts payable
             and accrued expenses
                                             1,654
     Decrease in deferred revenues
                                     (12,500)

Net cash provided by operating activities
                                  17,358

Cash Flows Provided (Used) for Investing Activities:
    Acquisition of fixed assets
                                         (34,451)
Net cash used for investing activities
                                    (34,451)

Cash Flows Provided (Used for Financing Activities:
   Additional borrowings-long-term debt
                                 25,000
   Principal repayments -long-term debt
                                   (8,474)
Net cash provided (used) for
   financing activities
                                               16,526
Net increase (decrease) in cash
                                          (567)

Cash - beginning of year
                                         18,413

Cash - end of year
                                           $17,846














See note to the financial statements.
FAMOUS SAM'S FRANCHISE CORPORATION
Notes to Financial Statements
March 31, 1996

1.  Organization

Famous Sam's Corporation was incorporated in Arizona on February
11, 1987.  Its principal
business
activity
is the sale of "Famous Sam's" restaurant/bar franchises. The corporation's offices are located in
Tucson, Arizona.
In August, 1994, the name of the company was changed to Famous
Sam's Franchise
Corporation.

The shareholders of Famous Sam's Franchise Corporation own several businesses. None of these business entities have been combined in the accompanying financial statements.

2.  Summary of Significant Accounting Principles

Revenue recognition - Franchise agreements outline the contractual obligations of both the franchisee and franchiser including compensation to Famous Sam's Franchise
Corporation for the
authorization to
operate a
Famous Sam's restaurant/bar, and for the use of trademarks.

Franchise fees - These fees are paid as a purchase price for the right to operate a Famous
Sam's
franchise.
Prospective franchisees are evaluated and initial requirements for purchase of the franchise, such as the acquisition of a liquor license and the franchisee's financial condition are evaluated prior to receipt of the franchise fee. The franchise fee covers primarily the cost of leasing, training and leasehold improvements. The fee is generally nonrefundable. The franchiser may terminate an agreement because of difficulties in establishing the franchise, such as the inability to obtain a suitable location or obtain a liquor license.
When the
franchiser
terminates an agreement under these conditions, 50% of the fees are nonrefundable. The fee is generally recognized as income in the period received, however, where significant franchise terms have not been finalized, the refundable portion of the fee is deferred.

Royalties and advertising fees - Royalties and advertising fees are computed on a percentage of the franchisee's gross liquor, food and beverage sales. These fees are remitted monthly and are recognized as income in the same period as the franchisee sales.

Property and equipment - Property and equipment is recorded at cost. Depreciation is provided on the straight-line method over the estimated useful lives of the assets, which range from five to seven years.

Income taxes - Deferred income taxes are provided to give effect to timing differences between pretax accounting income and net taxable income for Federal income tax reporting purposes. There were no significant difference between pretax accounting income and net taxable income for the years ended March 31,
1996.

Other assets

Trademarks - The cost of registering and developing trademarks and logos is capitalized and amortized over a period of five years. Costs to modify basic trademarks and logos for specific advertising campaigns are expensed as incurred.



Franchise improvements - Amounts contributed by Famous Sam's for improvements to existing franchises are capitalized and amortized over a period of five years. Costs to start-up new franchises are expensed in the period in which they are incurred.

3.  Accounts receivable

Accounts receivable at March 31 are summarized as follows:


          Franchise royalties
   $51,487
          Advertising fees
      10,214
          Miscellaneous reimbursements
4,428

          Total
          $66,129

              ______

4.  Advances to related parties

During the year ended December 31, 1993, the Company made cash advances to and payments on behalf of the shareholders and various entities owned by the shareholders. None of these transactions included terms for repayment or for the payment of interest. Since these payments were made in cash, no imputed interest has been included in the financial statements. The balance of these advances was $113,718 at
December 31,
1993.
Effective January 1, 1994, these advances, and an additional advance of $11,000 were converted to a note receivable. This note was due on demand and bore interest at the rate of 6% per year.
Effective
December 31,
1995, the shareholders and the company agreed to offset the balance of this note and accrued interest, in the amount of $132,201, against the balance of the loans from the stockholders (Note 6).

5.  Other Assets

Other assets include capitalized costs for registration and development of trademarks and logos, as well as voluntary contributions by Famous Sam's Franchise Corporation for improvements to existing franchises. These costs are summarized as follows:

          Trademark and logos
$10,836
          Franchise improvements
11,883

            22,719
          Accumulated amortization
21,934

               Net other assets
  $   785

          _______

6.  Long-term debt

Long-term debt at March 31 is summarized as follows:

Notes payable to relatives of the stockholders, bearing interest at the rate of 10% annually, payments of $1,389 monthly, until
January, 1998, unsecured
          $ 93,805

Note payables to stockholders, interest at
the rate of 10% annually, payments of $2,410
monthly including interest through December, 2000,
unsecured (Note 4)
             107,294


Capital lease obligation, interest at the
rate of 18.53% annually, payable in monthly
installments of $242 through December, 2000,
secured by telephone equipment
           8,939

                          210,038
     Less current portion
                 20,489
          Net long-term debt
             $189,549

                        ________

The following is a summary of maturities of long-term debt:

          Year ended December 31,


          1996                              $ 13,032
          1997                                 21,800
          1998                               118,041
          1999                                 26,956
          2000                                  30,901

Effective December 31, 1995, the relatives of the shareholders entered into agreements to modify the terms of their notes, to extend the maturity date of the notes to January 1, 1998 from September,
1996.  All
other terms
of the notes remained unchanged.

7.  Lease obligations

The Corporation leases its offices from the sole shareholder on a month to month basis.
During the
three months
ended March 31, 1996 the amount of the lease payment was equal to the amount required by the stockholder to repay the loans on the building. The amount of the these rent payments were $13,104 for the period ended March
31, 1996.

The Corporation also leases equipment and vehicles under the terms of operating leases.
Monthly
lease payments
totaled $1,574 for the three months ended March 31, 1996. Future payments under these leases will be $9,927,
$7,738, $2,496, $2,496 and $1,248 in 1996, 1997, 1998, 1999 and
2000, respectively.  Other
equipment is
leased on a short term basis, as needed by the company.

The company also leases a telephone system under the terms of a capital lease. The following is an analysis of this equipment:

          Furniture and equipment
$9,437
          Less accumulated amortization                       1,311

           $8,126

         ______


The following is a schedule, by years, of future minimum lease payments under this lease:

          Year ending
          December 31,
Amount

               1996
 $2,178
               1997
   2,904
               1998
   2,904
               1999
   2,904
               2000
   2,420

     13,310
     Less amount representing interest                  4,371

     $8,939

    ______

Amortization of the equipment has been included in depreciation expense in the accompanying financial statements.

8.  Income taxes

The following is a reconciliation of the normally expected income tax expense, computed by applying the expected Federal tax rate of 25% to pretax accounting income, and the actual income tax expense for the three months ended March 31, 1996:

     Normally expected tax expense
$4,598
        Non-deductible expenses for
         Federal income tax purposes
    636
         Graduated tax rates
      (1,207)
         State income tax, net of Federal
                 income tax benefit
        1,298
          Actual income tax expense
 $5,325

                 ______

Components of income tax expense are as follows:

     Federal income taxes
$3,595
               State income taxes
1,730


          $5,325

         ______

9.  Related party transactions

During 1993, the shareholders of Famous Sam's Franchise Corporation and the original
Famous Sam's
bar and
restaurant agreed to separate their business investments. As a result of this agreement, each of the shareholders became the sole shareholder of one of the corporations. This transaction had no effect on the financial statements of the company.



As described in Note 6, various relatives of the shareholders have made cash advances to the corporation. During
1996, an additional $55,000 was loaned to the corporation by these individuals. The terms of these notes were modified in June, 1996, to be effective on the date of the advances, to extend the due dates to January
1, 1998.
All other terms and conditions of the notes were unchanged.

In January, 1996, the company moved its corporate offices and training facilities to a new building.
This building
is owned by the shareholders of the corporation. The corporation began paying rent on this building in January,
1996.

As described in Note 10, the corporation has guaranteed various personal loans of the shareholders.

10. Contingencies

Basic disclosure document - Pursuant to Federal Trade Commission Rules and Regulations, franchisers are required to deliver a Basic Disclosure Document to all prospective franchisees which includes certain information about the franchiser, its officers and its operations, as well as certain financial statements.
Between
the period
April 1, 1993 and September 1, 1994, Famous Sam's Franchise Corporation distributed Basic
Disclosure
Documents to prospective franchisees that did not contain all required financial statements.
The
Federal Trade
Commission can impose penalties for failure to comply with this requirement. To date, no penalties have been assessed or threatened.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FAMOUS SAM'S GROUP, INC.
(Registrant)


By: /s/ Gerald Ross
       Gerald Ross, President and
             Chief Executive Office

Date: July 23, 1996